EXHIBIT 99.1 TO FORM 8-K


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read Item 4 of form 8-K dated July 21, 1997, of Brilliant Digital Entertainment, Inc. and are in agreement with the statements contained in the second and third paragraphs therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



                                             Ernst & Young LLP


July 24, 1997
Los Angeles, California

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